Filed pursuant to Rule 497(e) and Rule 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers CenterSquare Real Estate Fund

Supplement dated August 2, 2021, to the Summary Prospectus, the Prospectus, and the Statement of Additional Information, each dated May 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers CenterSquare Real Estate Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, dated as noted above.

AMG Funds LLC, the investment manager to the Fund (the “Investment Manager”), CenterSquare Investment Management LLC, the subadviser to the Fund (“CenterSquare”), and Cromwell Investment Advisors, LLC (“Cromwell”) have entered into a definitive purchase agreement pursuant to which Cromwell would acquire the portion of the Investment Manager’s business relating to its management of the Fund, including the books and records of the Investment Manager relating to the Fund, and the Fund would be reorganized into a fund sponsored on a separate platform to be managed by Cromwell and subadvised by CenterSquare. At a meeting held on March 17-18, 2021, the Board of Trustees (the “Board”) of the Trust approved the agreement in principle, subject to the completion of the definitive purchase agreement, and also subject to certain additional approvals by the Board of the Trust and requisite shareholder approvals. The reorganization remains subject to such additional approvals by the Board of the Trust and requisite shareholder approvals.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE